Exhibit 99.1

DESCRIPTION OF SHARE CAPITAL

The following description of the share capital of Gastar Exploration, Inc. (the “Company”) is a summary. This summary does not purport to be complete and is qualified in its entirety by reference to (i) the Delaware General Corporation Law (the “DGCL”), (ii) the complete text of the Company’s certificate of incorporation (the “certificate of incorporation”), which is filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2013 and (iii) the complete text of the Company’s bylaws (the “bylaws”), which are filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 14, 2013. You should read the DGCL, the certificate of incorporation and the bylaws carefully and in their entirety. As used herein, references to “Gastar,” “we,” “us” or “our” refer to the Company.

Common Shares

We are authorized to issue up to an aggregate of 275 million shares of common stock, par value $0.001 per share (the “common shares”). In the event of dissolution or winding-up, the holders of our common shares are entitled to share equally in our assets, if any remain after the payment of all our debts and liabilities and the liquidation preference of any outstanding preferred shares. Holders of our common shares are entitled to receive dividends as may be lawfully declared from time to time by our board of directors. The rights, preferences and privileges of holders of our common shares are subject to the terms of any series of preferred shares which we may issue in the future.

Preferred Shares

Pursuant to our certificate of incorporation, we are authorized to issue up to an aggregate of 40 million shares of preferred stock, par value $0.01 per share (the “preferred shares”), from which our board of directors by resolution may establish from time to time one or more series of preferred shares and may fix the powers, preferences and rights, and the qualifications, limitations or restrictions in respect of any series established.

Issuance of Shares

In accordance with our certificate of incorporation, our board of directors will have the power to issue any of our unissued shares.

Dividends

Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets. The ability of a Delaware corporation to pay dividends on its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, regardless of their historical book value.

Right to Call Special Meeting

Delaware law provides that a special meeting of the shareholders may be called by the board of directors or by any person or persons as may be authorized by the certificate of incorporation or bylaws. Our bylaws provide that a special meeting of stockholders may be called by our board of directors (or the chairman in the absence of a designation by the board of directors) or our chief executive officer.

Shareholder Action by Written Consent

Under Delaware law, unless otherwise limited by the certificate of incorporation, stockholders may act by written consent without a meeting if holders of outstanding capital stock entitled to vote thereon representing not less than the minimum number of votes that would be necessary to take the action at an annual or special meeting execute a written consent providing for the action. Our certificate of incorporation permits stockholders to act by written consent without a meeting only if all shareholders entitled to vote on that resolution sign the written resolution.

Notice of Shareholder Proposals and Nomination of Director Candidates by Shareholders

Delaware law does not provide procedures for stockholders to nominate individuals to serve on the board of directors or to present other proposals at meetings of stockholders. Our bylaws contain procedures governing stockholder nominations and stockholder proposals. For purposes of the 2014 annual meeting, the first anniversary of the preceding year’s annual meeting shall be deemed to be June 6, 2014. To nominate an individual to our board of directors or to present other proposals at an annual meeting of the stockholders, a stockholder must provide advance notice to us not later than the 90th day nor earlier than the 120th day prior to the anniversary of the preceding year’s annual meeting, unless the date of the annual meeting is more than 30 days prior to or after the anniversary of the preceding year’s annual meeting, in which case the stockholder must provide advance notice to us not earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. To nominate an individual to our board of directors or to present other proposals at a special meeting of the stockholders, a stockholder must provide advance notice to us, not earlier than the 120th day prior to such special meeting and not later than the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

Number of Directors

Under Delaware law, the number of directors is fixed by, or in the manner provided in, the bylaws of a corporation, unless the certificate of incorporation fixes the number of directors. Our bylaws provide that the number of directors must be set by a resolution adopted by a majority of the total authorized number of directors, but also provide that the board will consist of no fewer than 3 and no greater than 15 directors.

Our board of directors consists of 5 directors.

Removal of Directors

Under Delaware law, any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Our certificate of incorporation provides that any director may be removed from office at any time (a) with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the corporation, entitled to vote generally at an election of directors or (b) without cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all the then-outstanding shares of the capital stock of the corporation entitled to vote generally at an election of directors.

Vacancies on the Board of Directors

Under Delaware law, vacancies and newly created directorships may be filled by a majority of directors then in office unless the certificate of incorporation or the bylaws otherwise provide. Our certificate of incorporation and bylaws provide that any vacancies or newly created directorships shall be filled by a majority of the directors then in office (although less than a quorum).

Subject to the terms of any series of preferred stock entitled to separately elect directors, whenever the holders of any class of stock or series thereof are entitled to elect one or more directors pursuant to the terms of such class or series, vacancies and newly created directorships of such class or series may be filled by a majority of directors elected by such class or series thereof then in office, or by a sole remaining director so elected. If there is no director in office elected by such class or series, then an election of directors may be held in accordance with the DGCL.

Duties of Directors and Director Liability

Directors of a corporation incorporated or organized under the DGCL have fiduciary obligations to the corporation and its stockholders. Under these fiduciary obligations, the directors must act in accordance with the so-called duty of care. In addition, under Delaware common law, directors have a duty of care and a duty of loyalty. The duty of care requires that the directors act in an informed and deliberative manner and inform themselves, prior to making a business decision, of all material information reasonably available to them. The duty of loyalty is the duty to act in good faith, not out of self-interest, and in a manner which the directors reasonably believe to be in the best interest of the stockholders.

Interested Director Transactions

Under Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. Under Delaware law, (a) either the stockholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of approval by the board of directors, the contract or transaction must also be “fair” to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. Under Delaware law, if approval by the board of directors is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum).

Voting Rights and Quorum Requirements

Under Delaware law, the certificate of incorporation or bylaws may specify the required quorum, but a quorum may consist of no less than one-third of the total voting power. Additionally, the NYSE MKT LLC rules require a quorum to be at least 33 1/3% of the shares entitled to vote, in person or by proxy. Our bylaws provide that the holders of one-third (33 1/3%) of the voting power, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.

Except as otherwise specified in our bylaws or under Delaware law, any action or resolution requiring approval of the shareholders may be passed by a simple majority of votes cast at a meeting at which a quorum is present and entitled to vote generally on the subject matter. Votes may be cast by any stockholder in person, by remote communication or by his proxy.

Indemnification of Officers, Directors and Employees

Delaware law permits indemnification of present or former directors, officers, employees and agents made a party, or threatened to be made a party, to any third party proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person:

•	Acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and

•	With respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

In a derivative action, or an action by or in the right of the corporation, the corporation is permitted by Delaware law to indemnify directors, officers, employees and agents against expenses actually and reasonably incurred by them in connection with the defense or settlement of an action or suit if they acted in good faith and in a manner that they reasonably believed to be in or not opposed to the best interests of the corporation. However, in such a case, no indemnification shall be made if the person is adjudged liable to the corporation, unless and only to the extent that, the court in which the action or suit was brought or the Court of Chancery of the State of Delaware shall determine upon application that such person is fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

Our certificate of incorporation provides for mandatory indemnification of our directors and officers to the extent permitted under applicable law. The DGCL allows a corporation to advance expenses before the resolution of an action, if in the case of current directors and officers, such persons agree to repay any such amount advanced if they are later determined not to be entitled to indemnification. Our certificate of incorporation provides for the mandatory advancement of expenses to directors and officers.

Delaware corporate law, our bylaws and our certificate of incorporation may permit indemnification for liabilities under the Securities Act or the Exchange Act. The board of directors has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and, therefore, may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Amendment of Certificate of Incorporation

Under Delaware law, an amendment to a corporation’s certificate of incorporation requires the approval by the holders of a majority of the outstanding voting power. Our certificate of incorporation allows for amendments in any manner permitted by Delaware law. The amendment of certain articles in our certificate of incorporation will require the affirmative vote of the holders of at least two-thirds of the outstanding voting power, while the rest will require approval by the holders of a majority of the outstanding voting power.

Under Delaware law, the holders of outstanding shares of a class of stock are entitled to vote as a class on a proposed amendment to increase or decrease the number of authorized shares of such class unless the certificate of incorporation provides that such number of shares may be increased or decreased by the affirmative vote of holders of a majority of the voting power of the outstanding shares entitled to vote. Our certificate of incorporation contains such a provision and requires the vote of the holders of a majority of the voting power of all of our outstanding shares entitled to vote to increase or decrease the aggregate number of authorized shares of preferred stock unless a separate vote is otherwise required. In addition, under Delaware law, if the amendment to the certificate of incorporation would increase or decrease the par value of the shares of a class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely, that class is entitled to vote separately on the amendment whether or not it is designated as voting stock. Furthermore, under Delaware law if the proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but shall not so affect the entire class, then only the shares of the series so affected by the amendment shall be considered a separate class for purposes of the class vote.

Amendment of Bylaws

Delaware law reserves the power to the shareholders to adopt, amend or repeal the bylaws unless the certificate of incorporation confers such power on the board of directors in addition to the shareholders. Our certificate of incorporation provides that a majority of the total number of directors has the power to make, amend, alter, change, add to or repeal our bylaws. In addition, our certificate of incorporation provides that the adoption, amendment or repeal of the bylaws by the shareholders requires the affirmative vote of the holders of at least two thirds of the outstanding voting power.

Business Combination

Under Section 203 of DGCL (“Section 203”), certain “business combinations” with “interested stockholders” of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

Section 203 prohibits a Delaware corporation from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

For purposes of Section 203, the term “business combination” is defined broadly to include: (a) mergers with or caused by the interested stockholder; (b) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock; (c) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (d) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 does not apply if: (a) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (b) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction which made him or her a 15% stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide whether to accept a tender or exchange offer); or (c) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

Section 203 only applies to certain publicly held Delaware corporations which have a class of voting stock that is (a) listed on a national securities exchange or (b) held of record by more than 2,000 stockholders. We meet these conditions as a result of the listing of our common stock on the NYSE MKT LLC. A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203. The application of Section 203 to us will confer upon the board of directors the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for our shares over the then current market price.

Approval of Certain Transactions

Under Delaware law, a sale, lease or exchange of all or substantially all the property or assets of a Delaware corporation requires the approval of the holders of a majority of the outstanding voting power of the corporation. Mergers or consolidations also generally require the approval of the holders of a majority of the outstanding voting power of the corporation. However, shareholder approval is generally not required by a Delaware corporation if such corporation’s certificate of incorporation is not amended by the merger; each share of stock of such corporation outstanding immediately prior to the merger will be an identical outstanding share of the surviving corporation after the effective date of the merger; and if the number of shares of common stock, including securities convertible into common stock, issued in the merger does not exceed 20% of such corporation’s outstanding common stock immediately prior to the effective date of the merger. In addition, shareholder approval is not required by a Delaware corporation if it is the surviving corporation in a merger with a subsidiary in which its ownership was 90% or greater. Finally, unless required by its certificate of incorporation, shareholder approval is not required under Delaware law for a corporation to merge with or into a direct or indirect wholly owned subsidiary of a holding company (as defined under Delaware law) in certain circumstances. Our certificate of incorporation does not require such a vote.

Access to Corporate Records

Delaware law allows any stockholder to inspect a corporation’s stock ledger, list of stockholders, and other books and records for a purpose reasonably related to such person’s interest as a stockholder.

Appraisal Rights/Dissenters’ Rights

Under Delaware law, stockholders who have neither voted in favor of nor consented to a merger or consolidation have the right to seek appraisal in connection with certain mergers or consolidations by demanding payment in cash for their shares equal to the fair value of such shares. Fair value is determined by a court in an action timely brought by the dissenters. In determining fair value, the court may consider all relevant factors, including the rate of interest which the resulting or surviving corporation would have had to pay to borrow money during the pendency of the court proceeding.

Delaware law grants appraisal rights only in the case of certain mergers or consolidations and not in the case of other fundamental changes, such as the sale of all or substantially all of the assets of the corporation or amendments to the certificate of incorporation, unless so provided in the corporation’s certificate of incorporation. Further, no appraisal rights are available for shares of any class or series listed on a national securities exchange or held of record by more than 2,000 stockholders. However, appraisal rights are available if the agreement of merger or consolidation does not convert such shares into:

•	Stock of the surviving corporation

•	Stock of another corporation which is listed on a national securities exchange or held of record by more than 2,000 shareholders,

•	Cash in lieu of fractional shares; or

•	Some combination of the above.

In addition, dissenters’ rights are not available for any shares of the surviving corporation if the merger did not require the vote of the stockholders of the surviving corporation.

Shareholder’s and Derivative Suits

In Delaware, a stockholder may bring a derivative action on behalf of a corporation to enforce a corporate right, including the breach of a director’s duty to the corporation. Delaware law requires that the plaintiff in a derivative suit be a stockholder of the corporation at the time of the wrong complained of and remain so through the duration of the suit; that the plaintiff make a demand on the directors of the corporation to assert the corporate claim unless the demand would be futile; and that the plaintiff be an adequate representative of the other stockholders.

Liquidation, Dissolution or Winding Up

Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the corporation’s stockholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a super-majority voting requirement in connection with dissolutions. Our certificate of incorporation contains no such super-majority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of the Company which had previously been approved by our board of directors.

In the case of our dissolution or winding up, the holders of each class or series of preference shares will be entitled to share equally and ratably in our surplus assets.

No Liability for Further Calls or Assessments

Our common shares are being duly and validly issued and fully-paid.

Stock Exchange Listing

Our common shares are listed on the NYSE MKT LLC under the symbol “GST.”

Transfer Agent and Registrar

The transfer agent and registrar for our common shares is American Stock Transfer & Trust Company LLC. Its address is 6201 15th Avenue, Brooklyn, New York 11219. The transfer agent for any series of preferred shares that we may offer will be named and described in the prospectus or prospectus supplement for that series.